                                     CUSTODIAL AGREEMENT

               THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the
"Agreement"),  dated as of June 1,  2007,  by and among U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee  (including its successors under the Pooling  Agreement defined below, the "Trustee"),
RESIDENTIAL  FUNDING MORTGAGE  SECURITIES I, INC., as company  (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together with any  successor in interest or successor  under the Pooling  Agreement  referred to below, the "Master  Servicer"),  and WELLS FARGO BANK, N.A.  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H  T H A T:

               WHEREAS, the Company, the Master Servicer,  and the Trustee have entered into a
Series  Supplement,  dated as of June 1, 2007, to the Standard  Terms of Pooling and Servicing
Agreement,  dated as of  April 1,  2007,  relating  to the  issuance  of  Residential  Funding
Mortgage   Securities  I,  Inc.,   Mortgage   Pass-Through   Certificates,   Series   2007-SA3
(collectively,  as in effect on the date of this Agreement,  the "Original Pooling Agreement,"
and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS,  the  Custodian  has  agreed to act as agent for the  Trustee  for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the
Company  and the  Master  Servicer  under  the  Pooling  Agreement,  all  upon the  terms  and conditions and subject to the limitations hereinafter set forth;

               NOW,  THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter  set forth,  the  Trustee,  the Company,  the Master  Servicer and the
Custodian hereby agree as follows:

ARTICLE I

                                         DEFINITIONS

               Capitalized  terms used in this Agreement and not defined herein shall have the meanings  assigned  in the  Original  Pooling  Agreement,  unless  otherwise  required  by the context herein.

ARTICLE II

                                CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1    Custodian to Act as Agent; Acceptance of Mortgage Files.  The Company and the
Master Servicer hereby direct the Trustee to appoint Wells Fargo Bank, N.A., as Custodian
(the "Custodian"), as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the
Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2    Recordation of Assignments.  If any Mortgage File includes one or more  assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3    Review of Mortgage Files.

(a)     On or prior to the Closing Date, the Custodian shall deliver to the Trustee an
Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a
Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage
Loan Schedule").  The parties hereto acknowledge that certain documents referred to in
Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing
Date, and such missing documents shall be listed as a schedule to Exhibit One.

(b)     Within 45 days after the Closing Date, the Custodian agrees, for the benefit of
Certificateholders, to review each Mortgage File and to deliver to the Trustee an Interim
Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such
Interim Certification.  For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage
Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such
Interim Certification is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement, the
Custodian agrees, for the benefit of the Certificateholders, to review each such document, and upon the written request of the Trustee to deliver to the Trustee an updated Schedule A to the Interim Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review required by this
Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage
File to be missing or defective in respect of the items reviewed as described in this
Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

(c)     Upon receipt of all documents required to be in the Mortgage Files, the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit
Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written  request  from the  Trustee,  the Company or the Master
Servicer,  the Custodian  shall as soon as  practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans required to be delivered  pursuant to Section
2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4    Notification of Breaches of Representations and Warranties.  If the Custodian
discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5    Custodian to Cooperate; Release of Mortgage Files.  Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master
Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File.  The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related
Mortgage File.  Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage
Loan, upon receiving written notification from the Master Servicer of such substitution.

               Upon  receipt of a Request for Release  from the Master  Servicer,  signed by a
Servicing  Officer,  stating that (i) the Master  Servicer or a  Subservicer,  as the case may be,  has made a deposit  into the  Certificate  Account  in payment  for the  purchase  of the related  Mortgage  Loan in an amount equal to the  Purchase  Price for such  Mortgage  Loan or
(ii) the  Company  has chosen to  substitute  a Qualified  Substitute  Mortgage  Loan for such
Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate  for the servicing or  foreclosures  of any
Mortgage Loan, including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage  Pool  Insurance  Policy,  the Master  Servicer  shall deliver to the Custodian a
Request  for  Release  certifying  as to the  reason  for such  release.  Upon  receipt of the foregoing,  the  Custodian  shall  deliver the  Mortgage  File or such  document to the Master
Servicer.  All  Mortgage  Files so  released  to the  Master  Servicer  shall be held by it in trust for the Trustee  for the use and  benefit of all present and future  Certificateholders.
The Master  Servicer shall cause each Mortgage File or any document  therein so released to be returned to the  Custodian  when the need  therefor by the Master  Servicer no longer  exists, unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage File or
such  document  has been  delivered  to an  attorney,  or to a public  trustee or other public official as required by law,  for  purposes of  initiating  or pursuing  legal action or other
proceedings   for  the   foreclosure   of  the  Mortgaged   Property   either   judicially  or
non-judicially,  and the Master  Servicer has  delivered to the  Custodian an updated  Request for  Release  signed by a  Servicing  Officer  certifying  as to the name and  address  of the
Person  to which  such  Mortgage  File or such  document  was  delivered  and the  purpose  or purposes of such  delivery.  Immediately  upon  receipt of any Mortgage  File  returned to the
Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment to the
Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer,  the Custodian will send to the Master
Servicer copies of any documents contained in the Mortgage File.

Section 2.6    Assumption Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling
Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                                   CONCERNING THE CUSTODIAN

Section 3.1    Custodian a Bailee and Agent of the Trustee.  With respect to each Mortgage
Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this
Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement, no
Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master  Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS,  or if it otherwise  shall no longer be capable of  registering and  recording  Mortgage  Loans  using  MERS.  In  addition,  the  Master  Servicer  shall (i)
promptly  notify the Custodian in writing when a MERS  Mortgage  Loan is no longer  registered with and recorded  under MERS and (ii)  concurrently  with any such  deregistration  of a MERS
Mortgage Loan,  prepare,  execute and record an original  assignment  from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2    Indemnification.  The Company hereby agrees to indemnify and hold the
Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the
Custodian against any and all expenses, including attorney's fees if counsel for the
Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3    Custodian May Own Certificates.  The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4    Master Servicer to Pay Custodian's Fees and Expenses.  The Master Servicer
covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master
Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5    Custodian May Resign; Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor
Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The  Trustee,  at the  direction of the Master  Servicer  and the Company,  may remove the Custodian at any time.  In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction to appoint, a successor  Custodian  hereunder.  Any successor
Custodian shall be a depository  institution  subject to supervision or examination by federal or state  authority and shall be able to satisfy the other  requirements  contained in Section
3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any  resignation  or removal of the  Custodian and  appointment  of a successor
Custodian  pursuant to any of the  provisions of this Section 3.5 shall become  effective upon acceptance of  appointment  by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment  of any  successor  Custodian.  No successor  Custodian  shall be  appointed  by the Trustee  without  the prior  approval of the
Company and the Master Servicer.

Section 3.6    Merger or Consolidation of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any
Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7    Representations of the Custodian.  The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                                COMPLIANCE WITH REGULATION AB

Section 4.1    Intent of the Parties; Reasonableness.  The parties hereto acknowledge and agree that the purpose of this Article IV is to facilitate compliance by the Company with the provisions of Regulation AB and related rules and regulations of the Commission.  The
Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act.  Each of the parties hereto acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  The Custodian shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 4.2    Additional Representations and Warranties of the Custodian.

(a)     The Custodian hereby represents and warrants that the information set forth under the caption "Pooling and Servicing Agreement--Custodial Arrangements" (the "Custodian
Disclosure") in the Prospectus Supplement dated June 22, 2007 relating to the Certificates does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)     The Custodian shall be deemed to represent to the Company as of the date hereof and on each date on which information is provided to the Company under Section 4.3 that, except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its Custodian obligations under this Agreement or any other Securitization Transaction as to which it is the custodian; (ii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it; and (iii) there are no affiliations, relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation
AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction
Party").

(c)     If so requested by the Company on any date following the Closing Date, the Custodian shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.  Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 4.3    Additional Information to Be Provided by the Custodian.  For so long as the
Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Company in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and
(b) provide to the Company a written description of such proceedings.  Any notices and descriptions required under this Section 4.3 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event.  As of the date the Company or Master Servicer files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 4.3, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.4    Report on Assessment of Compliance and Attestation.  On or before March 15 of each calendar year, the Custodian shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the
Company) regarding the Custodian's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the
Company and signed by an authorized officer of the Custodian, and shall address each of the
Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)     deliver to the Company a report of a registered public accounting firm reasonably acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities
Act and the Exchange Act.

Section 4.5    Indemnification; Remedies.

(a)     The Custodian shall indemnify the Company, each affiliate of the Company, the Master
Servicer and each broker dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A) any untrue statement of a material fact contained or alleged to be contained in the Custodian Disclosure and any information, report, certification, accountants'
attestation or other material provided under this Article IV by or on behalf of the
Custodian (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the
Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii)    any failure by the Custodian to deliver any information, report, certification, accountants' attestation or other material when and as required under this Article IV.

(b)     In the case of any failure of performance described in clause (ii) of Section 4.5(a), the Custodian shall promptly reimburse the Company for all costs reasonably incurred by the
Company in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian

ARTICLE V

                                   MISCELLANEOUS PROVISIONS

Section 5.1    Notices.  All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in each case the notice will be deemed delivered when received.

Section 5.2    Amendments.  No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and none of the Company, the Master Servicer or the Trustee shall enter into any amendment of or supplement to this Agreement except as permitted by the Pooling Agreement.  The
Trustee shall give prompt notice to the Custodian of any amendment or supplement to the
Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3    GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS
OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED
BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4    Recordation of Agreement.  To the extent permitted by applicable law, this
Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the
Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of  facilitating  the  recordation  of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of  counterparts,  each of which  counterparts  shall be  deemed to be an  original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5    Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                   [SIGNATURE PAGE FOLLOWS]

               IN WITNESS  WHEREOF,  this  Agreement  is  executed  as of the date first above written.

Address:                                                        U.S. BANK NATIONAL ASSOCIATION,
                                                                as Trustee

U.S. Bank Corporate Trust Services                              By:_
EP-MN-WS3D                                                      Name:   Michelle Moeller
60 Livingston Avenue                                            Title:  Assistant Vice President
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI 2007-SA3

Address:                                                        RESIDENTIAL FUNDING MORTGAGE
                                                                SECURITIES I, INC.

8400 Normandale Lake Boulevard                                  By:_
Suite 250                                                       Name:   Jeffrey Blaschko
Minneapolis, Minnesota  55437                                   Title:  Vice President

Address:                                                        RESIDENTIAL FUNDING COMPANY, LLC,
                                                                as Master Servicer

8400 Normandale Lake Boulevard                                  By:_
Suite 250                                                       Name:   Tim Jacobson
Minneapolis, Minnesota  55437                                   Title:  Associate

Address:                                                        WELLS FARGO BANK, N.A.

Document Custody                                                By:_
One Meridian Crossings - 3rd Floor                              Name:   Mark Hammer
Richfield, Minnesota  55423                                     Title:  Assistant Vice President

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF RAMSEY      )

               On the ___ day of  June,  2007,  before  me, a  notary  public  in and for said
State,  personally  appeared Michelle Moeller known to me to be an Authorized  Officer of U.S.
Bank National  Association,  a national  banking  association  organized under the laws of the
United  States,  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association  and  acknowledged to me that said national banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            _______________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )

               On the 28th day of  June,  2007,  before  me, a notary  public  in and for said
State,  personally  appeared  Jeffrey  Blaschko,  known  to  me  to  be a  Vice  President  of
Residential  Funding  Mortgage  Securities  I, Inc.,  one of the  entities  that  executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said corporation, and acknowledged to me that said corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ______________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )

               On the 28th day of  June,  2007,  before  me, a notary  public  in and for said
State,  personally  appeared  Tim  Jacobson,  known to me to be an  Associate  of  Residential
Funding  Company,  LLC, one of the entities  that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said company,  and  acknowledged  to me that said company executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   _________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF RAMSEY      )

               On the ____ day of  June,  2007,  before  me, a notary  public  in and for said
State,  personally  appeared  Mark Hammer  known to me to be an  Assistant  Vice  President of
Wells Fargo Bank  National  Association,  a national  banking  association,  that executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said national banking  association,  and acknowledged to me that such national banking  association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ______________________________
                                                   Notary Public

[Notarial Seal]

                                         EXHIBIT ONE

                                      FORM OF CUSTODIAN
                                    INITIAL CERTIFICATION

                                                   June 28, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2007-SA3

        Re:   Custodial Agreement, dated as of June 1, 2007, by and among U.S. Bank National
               Association, Residential Funding Mortgage Securities I, Inc.,
               Residential Funding Company, LLC and Wells Fargo Bank, N.A.
               Mortgage Pass-Through Certificates, Series 2007-SA3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned  Custodial Agreement, and subject to Section  2.02 of the Pooling  Agreement,  the  undersigned,  as  Custodian,  hereby certifies  that it has received a Mortgage File (which  contains an original  Mortgage Note or an  original  lost note  affidavit  with a copy of the  related  Mortgage  Note) to the extent required in Section  2.01(b) of the  Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the  Mortgage  Loan  Schedule,  with any  exceptions  listed on  Schedule A attached hereto.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.

                                                   By: _______________________________
                                                   Name:
                                                   Title:

                                         EXHIBIT TWO

                           FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   June 28, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2007-SA3

        Re:   Custodial Agreement, dated as of June 1, 2007, by and among U.S. Bank National
               Association, Residential Funding Mortgage Securities I, Inc.,
               Residential Funding Company, LLC and Wells Fargo Bank, N.A.
               Mortgage Pass-Through Certificates, Series 2007-SA3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned  Custodial Agreement, the undersigned,  as  Custodian,  hereby  certifies  that it has  received a Mortgage  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each
Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed the Mortgage  File and the Mortgage Loan  Schedule and has  determined  that:  all required  documents  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.

                                                   By:  _____________________________________
                                                   Name:
                                                   Title:

                                        EXHIBIT THREE

                            FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   June 28, 2007

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107
Attn:  Structured Finance/RFMSI Series 2007-SA3

        Re:   Custodial Agreement, dated as of June 1, 2007, by and among U.S. Bank National
               Association, Residential Funding Mortgage Securities I, Inc.,
               Residential Funding Company, LLC and Wells Fargo Bank, N.A.
               Mortgage Pass-Through Certificates, Series 2007-SA3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above captioned Custodial Agreement,  the undersigned,  as  Custodian,  hereby  certifies  that it has  received  a  Mortgage  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has reviewed the
Mortgage File and the Mortgage Loan Schedule and has determined  that: all required  documents referred to in Section  2.01(b) of the Pooling  Agreement  have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized  words and phrases used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.

                                                   By: ______________________________________
                                                   Name:
                                                   Title:

                                         EXHIBIT FOUR
                                 FORM OF REQUEST FOR RELEASE

                                                   DATE:

TO:

        RE:   REQUEST FOR RELEASE OF DOCUMENTS

               In connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the  release of the  Mortgage  Loan File  described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)  Mortgage Loan Prepaid in Full
                                           Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *
TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                                            Enclosed Documents:
                                            [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other:

Name  _________________________________

Title  ________________________________

Date  _________________________________

                                         EXHIBIT FIVE
                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

               The  assessment of compliance to be delivered by the Custodian  shall  address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------------------------------- -------------------------
                                                                                                     APPLICABLE SERVICING
                                       SERVICING CRITERIA                                                  CRITERIA
-------------------------------------------------------------------------------------------------- -------------------------
      REFERENCE                                         CRITERIA
---------------------- --------------------------------------------------------------------------- -------------------------
                                            GENERAL SERVICING CONSIDERATIONS
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(i)          Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                                           CASH COLLECTION AND ADMINISTRATION
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(i)          Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv)         forth in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                       Exchange Act.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Investor Remittances and Reporting
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                       agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(3)(ii)         Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of days specified
1122(d)(3)(iii)        in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Amounts remitted to investors per the investor reports agree with
1122(d)(3)(iv)         cancelled checks, or other form of payment, or custodial bank statements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Pool Asset Administration
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(i)          Collateral or security on pool assets is maintained as required by the                |X|
                       transaction agreements or related asset pool documents.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Pool assets and related documents are safeguarded as required by the                  |X|
1122(d)(4)(ii)         transaction agreements
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(iv)         Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(v)          The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an obligor's pool asset
                       (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(viii)       Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements.
                       Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax or insurance payments)
                       are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other
1122(d)(4)(xiii)       number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------
                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)         the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------------